Acquisition	6 Months Ended
Sep. 30, 2013
Notes to Financial Statements
NOTE 7 - ACQUISITION

On August 19, 2013, the Company purchased all of the outstanding shares of Amiga Games, Inc. for 500,000,000 common shares. Amiga Games, Inc. licenses classic video game libraries and intends to resurrect classic game titles by giving them new life on today's gaming platforms such as smart phones, PCs, modern game consoles, and tablets. The Company has determined that control of the acquired assets changed hands on August 19, 2013 in accordance with ASC 805-10 (Business Combination) the 500,000,000 shares were valued using the $0.0008 per share closing price on that date for total purchase price consideration of $400,000.

In accordance with purchase acquisition accounting, the company initially allocated the consideration to the net tangible and identifiable intangible assets, based on their estimated fair values as of the date of acquisition. Goodwill represents the excess of the purchase price over the fair value of the underlying net tangible and identifiable intangible assets.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the acquisition date.

Tangible assets	$-
Customer relationships	134,503
Goodwill	265,497
Total purchase price	$400,000

The tangible and identifiable intangible assets acquired have minimal activities in the past years. The Company believes the operating activity does not have a material impact on the unaudited consolidated pro forma information.